Driving Shareholder Value
James M. Wells III
President and Chief Executive Officer
Mark A. Chancy
Corporate Executive Vice President and Chief Financial Officer
Lehman 2007 Financial Services Conference
September 11, 2007
Exhibit 99.1

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2006 Annual Report on
Form 10-K, Quarterly Reports for the quarters ended March 31, 2007 and June 30, 2007 and Current Reports on Form 8-K.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words “believes,” “expects,” “anticipates,”
“estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as
“may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of SunTrust’s management and on information currently available to management. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and SunTrust does not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements involve significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s 2006 Annual Report on Form 10-K, in the Company’s Quarterly Reports on
Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange
Commission's internet site (http://www.sec.gov). Those factors include: changes in general business or economic conditions, including customers’ ability to repay debt obligations, could have a material adverse effect on our financial condition and results of operations; our trading assets and financial instruments carried at fair value expose the Company to certain market risks; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the values of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for residential or commercial real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business and revenues; we rely on other companies for key components of our business infrastructure; we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; our stock price can be volatile; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; and our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud; weakness in residential property values and mortgage loan markets could adversely affect us; and we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition.

An Attractive Investment Opportunity
Delivering on Shareholder Value Commitments
Since they were announced in early 2007, the Company has made significant progress on numerous initiatives aimed at driving shareholder value; the acceleration and expansion of these initiatives are already producing results and contributing to earnings
– E
2
Efficiency and Productivity
– Balance Sheet Management
– Capital Optimization
Strength and Stability
•
SunTrust operates from a position of strength and stability in difficult operating environments through a disciplined approach to credit and liquidity risk, as well as possessing a strong customer deposit and capital base
Long-Term Growth Opportunities
SunTrust is a unique franchise that has meaningful opportunity for longer term growth; attractive growth prospects exist for each line of business

3 Driving Shareholder Value

Cumulative
Total
2007
2008
2009
Corporate Real Estate
$100
Supplier Management
115
Offshoring/Outsourcing
45 $181 $350    $530
Process Reengineering 125
Organizational Review 145
Previous E² Estimates
(converted to fiscal year estimates)
$135
$2032
$325²
Additional Savings³
$46    $147
   $205
Estimated Gross Cost Savings¹
As a result of the early success of
the program, estimated cost
savings in a number of key areas
were expanded:
–
Corporate Real Estate
–
Process Reengineering
–
Organizational Review
Estimated cost savings for 2007
increased $46M to $181M
For fiscal year 2009, the additional
reductions translate into over
$200M in further cost savings
–
$530M in cost savings is expected
to be achieved for the 2009 fiscal
year
Notes:
1 Does not include one-time costs associated with implementation, including severance
2 Straight-line interpolation of previous guidance to convert from end-of-year run rate to fiscal  year impact;
previously communicated year-end run rates were $250M for 2008 and $400M for 2009
3 Acceleration and expansion of cost savings was previously announced on May 15, 2007
Accelerated and Expanded Estimated Cost Savings For Fiscal Year 2009 Represent Over 10% of
Current Expense Base
Driving Shareholder Value
E
2
Efficiency and Productivity Program: Achievements

($ in millions)
$80.6
$0.0
$45.0
$90.0
$135.0
$181.0
Previous 2007 Estimate
Current 2007 Estimate

Total realized expense reductions achieved through the end of 2Q
1
1 Does not include initial costs associated with implementation, including severance.
2007 Gross Cost
Savings Are Now
Estimated to be
$181M
Exceeds Original
Estimate by
$46M
E
2
2007 Estimated Gross Cost Savings
1
Exceed Initial Estimates; On Track to
Achieve the 2007 Estimate
Additional estimated gross cost savings for 2007
Driving Shareholder Value
E
2
Efficiency and Productivity Program: Achievements

($ in millions)
Noninterest Expense
E
2
Initial Implementation Costs
E
2
Program Real Estate Gains
Elimination of FAS 91 Deferral Related
to FV Adoption
Reversal of LILO QTE Reserve
Core Expenses
June 30, 2007 % Change
$2,487.2
(26.2)
17.4
(12.4)
-
$2,466.0
$2,440.6
(6.9)
-
-
10.9
$2,444.6
1.9%
0.9%
E
2
Program Impacting Earnings: Core Expense Growth <1% YTD 2007 Over YTD 2006
June 30, 2006
Six Months Ended
Driving Shareholder Value
E
2
Efficiency and Productivity Program: Achievements

Driving Shareholder Value
E
2
Efficiency and Productivity Program: Current Initiatives
Implemented New Credit Support Structure
Process
Reengineering
• Credit Resource Centers have been formed
• Streamlining the credit process will improve client experience, eliminate administrative tasks from Relationship Managers, and reduce headcount and expenses through the achievement of economies of scale
• Moved from 4 Groups/20 Regions to 3 Groups/17 Regions
• Introduced a more efficient approach to layers of management and spans of control within the
Geographies
• Consolidating several back office operations that have historically been performed at the Region or
Group level to gain consistency and economies of scale
• Will incur a pre-tax one-time charge of $45 million associated with the eliminations in 3Q 2007
Organizational
Review
Approximately 2,400 primarily non-customer contact employee positions, or 7% of the workforce, will be eliminated by year-end 2008
New corporate-owned real estate strategy involving the sale and leaseback of key facilities
• Involves approximately 475 facilities throughout the Southeast and Mid-Atlantic - 49 office buildings and 425 retail branches:
– Final bids due by late September, anticipate closings to occur by year-end
– Could result in gains later this year which may provide restructuring opportunities
Corporate
Real
Estate

• The Company continues to execute on opportunities to reposition its balance sheet to delever the Company, enhance earnings and achieve greater capital efficiency
– Nearly $30 billion of loans and investments have been sold over the past year with goal of enhancing yield and/or reducing capital necessary to support assets
– Proceeds used to buy higher yielding assets or to pay-down wholesale funding
• Efforts were accelerated in the 1
st
and 2
nd
quarters of 2007
– Sold $16.0 billion in investment securities
– $5.0 billion reinvested in longer-term mortgage backed securities for duration management
– Improved credit profile of securities portfolio – 97% rated AAA
– $7.0 billion reinvested in US T-bills for collateral needs (pledging to repos and public deposits) – eliminated credit-related risk and achieved better duration match given short duration of these specific deposit products
– Sold $4.1 billion in mortgage loans
– Sold $1.9 billion in corporate loans through structured asset transaction
Driving Shareholder Value
Balance Sheet Management: Achievements

Driving Shareholder Value
Balance Sheet Management: Achievements
Balance sheet optimization
strategies have resulted in a
stronger, more profitable earning
asset mix, thereby improving the
margin
– In 2Q 2007, SunTrust NIM was 3.10%,
up 10bps from 2Q 2006 and 8bps from
1Q 2007
– NIM up 16bps in the past two quarters
Drove Net Interest Income growth of
$32M in 2Q over 1Q 2007
These initiatives have also resulted
in additional capital flexibility –
enabling SunTrust to repurchase
over $850M in shares through
repurchase programs
Delevered the balance sheet in a flat
to inverted yield curve environment
3.00%
3.02%
3.10%
2006 Q1 2007 Q2 2007
Net Interest Margin Improvement

Net Interest Margin
While NIM has benefited from recent
restructuring activities, it remains at low end
of peer range
–
We believe that our conservative loan mix and loan
yields are primary drivers of margin level vs peers
Management has committed to a
comprehensive review of the balance sheet
and lines of business
– Reviewing risk-adjusted returns and valuation of all
asset classes/business lines with focus on lower
yielding loan portfolios
– Areas not meeting requirements (i.e., RAROC) will be
evaluated for de-emphasis or divestiture
–
As a percentage of loans, large corporate, indirect
auto and student lending assets have all declined
significantly in recent years
Implement initiatives to drive higher-yield
loan growth
–
Focus on building out business banking—higher
spread and greater profitability
–
Increasingly moving to originate and sell model where
appropriate, including mortgage and student lending
3.00%
3.02%
3.10%
3.46%
3.49%
3.67%
2006 Q1 2007 Q2 2007
SunTrust Peers
Driving Shareholder Value
Balance Sheet Management: Current Initiatives
Peers: BAC, BBT, CMA, FITB, FHN, KEY, MTB NCC, PNC,
RF, USB, WB and WFC.  Peer numbers are medians.
67 b.p.
Difference
36 b.p.
Difference

• In 3Q 2006, SunTrust initiated a comprehensive evaluation of its capital structure resulting in the following actions to date:
– Established a 7.5% Tier 1 target
– Retired $1B of legacy TruPs
– Issued $1B of enhanced equity content TruPs
– Issued $500M of Preferred Stock and $500M of Preferred Purchase Securities
– Sold 4.5M shares or 9% of its Coca-Cola holdings producing an after-tax gain of $145.6M, or $0.41 per share
– Repurchased approximately $1.7B of common stock
• In connection with the partial sale in May 2007, SunTrust announced its intention to formally evaluate its remaining Coca-Cola holdings in connection with its capital optimization strategy
Driving Shareholder Value
Capital Optimization: Achievements

• Increased dividend
20% in February
2007
• Approximately
$850M in shares
have been
repurchased to date
in 2007
• Expect to return
over 90% of net
income to
shareholders in
2007 through share
repurchases and
dividends
(1) Includes the Accelerated Share Repurchase program announced in October 2006.
(2) Buyback amounts shown in chart are before any reduction from other capital stock issuances.
38
40
41
38
37
34
34 33
36
33 33
50
39
52
62
74
86
105
68
106
79
93
0
20
40
60
80
100
120
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Dividend Buyback
%
Total Payout Average = 79%
Dividends = 35%
Buyback = 44%
NCF Acquisition
Impact
(1)
(2)
(1) Includes the Accelerated Share Repurchase program announced in October 2006.
(2) Buyback amounts shown in chart are before any reduction from other capital stock issuances.
38
40
41
38
37
34
34 33
36
33 33
50
39
52
62
74
86
105
68
106
79
93
0
20
40
60
80
100
120
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Dividend Buyback
%
Total Payout Average = 79%
Dividends = 35%
Buyback = 44%
NCF Acquisition
Impact
(1)
(2)
Driving Shareholder Value
Capital Optimization: Achievements
2007E
>90

•
Developing plans to lower cost of capital by further optimizing and diversifying capital base
–
Evaluating hybrid capital structures and the replacement of legacy TRuPs with higher equity content TRuPs
•
Currently evaluating alternatives for the remaining 43.7M shares of
Coca-Cola stock and will communicate results of evaluation and next steps by year-end
•
Committed to maintaining a minimum Tier 1 Capital ratio of 7.5%
Driving Shareholder Value
Capital Optimization: Current Initiatives

Driving Shareholder Value
Tangible Results To Be Realized
Initiative Impact
Additional benefit from accelerating and
expanding E2 initiatives
- 2007
- 2008
- 2009
Total Share Repurchases
- Additional share repurchases resulting
from balance sheet management
initiatives
- Sale of a portion of Coca-Cola
holdings used to repurchase shares
Execution of additional balance sheet
management opportunities and full
evaluation of Coca-Cola holdings in the
context of capital optimization
$46M
$137M
$205M
~ $700M
~ $146M
~ $850M
TBD

Commercial
$92
12%
Construction
$78
11%
Commercial RE
$44
6%
Consumer Loans
$11
2%
Residential
Mortgages
$512
69%
Commercial
$34,363
29%
Residential
Mortgages
$30,759
26%
Construction
$14,418
12%
Home Equity
Lines
$14,304
12%
Commercial RE
$12,416
10%
Indirect
$7,740
7%
Direct
$4,392
4%
Loan Portfolio: $118,788
1
• SunTrust does not originate sub-prime loans
• SunTrust has originated Alt-A loans, but only
retained a small amount in the loan portfolio
(1.5% of total loans)
• High LTV (>90%) home equity lines represent
only 2% of the portfolio
• 69% of NPA’s in highly-collateralized consumer
mortgages and home equity lines
• Utilized insurance to a large degree on high
LTV component
• NPL’s from mortgage warehouse, mainly Alt-A,
included in residential NPL’s
Nonaccrual Loans: $737
Strength and Stability
Strength of SunTrust in Today’s Operating Environment - Credit
2
2 Includes home equity lines
(As of 6/30/2007, in millions)
1 Loan Portfolio also includes credit cards which totaled $397
(As of 6/30/2007, in millions)

Annualized Net Charge-Offs/Average Loans
1
Source: SNL Financial, Public filings
1 The numbers from SNL Financial include Loans Held for Sale. SunTrust calculates Annualized NCO/Average Loans excluding Loans Held for Sale, that ratio was 0.30 for 2Q 2007.
2  BAC, BBT, CMA, FITB, FHN, KEY, MTB NCC, PNC, RF, USB, WB and WFC.  Peer numbers are medians.
Annualized Net Charge-Offs/Average Loans Consistently Better Than Peers
Strength and Stability
Strength of SunTrust in Today’s Operating Environment - Credit
0.19
0.27
0.19
0.18
0.37
0.56
0.37
0.22
0.17
0.36
0.30
0.27
0.35
0.29
0.60
0.69
0.64
0.49
0.00
0.20
0.40
0.60
0.80
2000 2001 2002 2003 2004 2005 2006 1Q 2007 2Q 2007
%

Fed Funds
Purchased
$3,405
2%
Securities Sold
U/A to
Repurchase
$6,081
4%
Other Short-
Term
Borrowings
$2,084
1%
Long-Term Debt
$20,605
13%
Brokered and
Foreign
Deposits
$25,069
16%
Total Consumer
& Commercial
Deposits
$97,822
64%
Strength and Stability
Strength of SunTrust in Today’s Operating Environment - Liquidity
Agency MBS
$9,766
77%
Non-Agency
MBS
$209
2%
States and
Political
Subdivisions
$1,039
8%
Other
Securities
$1,105
9%
US Treasury
and Other
Gov't Agencies
$257
2%
Asset-Backed
Securities
$287
2%
Investment Portfolio: $12,690
1
• Investment Portfolio size reduced by 45% from
12/31/06
• Approximately 97% of securities are rated AAA
• Yield, ex-Coca-Cola dividend, ~5.7%, consistent
with a high grade investment portfolio
Funding Structure
• Diversified funding base
• Strong customer and commercial deposit base; 64%
of total funding base
• Increased liquidity by de-levering balance sheet
• Significant contingent funding sources are available:
– $14.0B at Discount Window
– $10.0B at FHLB
–
$12.5B remaining on global bank note shelf²
–
$2.4B remaining on parent company shelf²
– $5.4B in free securities
1 Investment Portfolio also includes corporate bonds which totaled $27M and the common stock of The Coca-Cola Company which totaled $0.1M
(As of 6/30/2007,  in millions)
(As of 6/30/2007, in millions)
2 Represents Board authorized borrowing; does not represent commitment to fund by any investor or lender; figures as of 9/11/2007

Mortgage
$11,177
90%
Other
$789
6%
Mortgage
Alt-A
$509
4%
US Treasury
and Other Gov't
Agencies
$9,532
74%
Securitization
Warehouses
$959
7%
Derivative
Contracts
$1,075
8%
Other Trading
Assets
$1,479
11%
• Currently, 94% of mortgage production
intended for sale in secondary market is
agency conforming
• Small Alt-A warehouse of $509M and no sub-
prime loans in the warehouse
• Other includes government-backed student
loans
• Mark-to-market risk lies in Alt A and
nonconforming loan warehouses
Loans Held for Sale: $12,475
• Nearly 75% of trading assets are in US
Government and Agency Securities
• Trading assets have relatively short duration
• Mark-to-market risk lies in the securitization
warehouse, which is composed of SBA,
CDO, CLO and RMBS securitizations in
process
Trading Assets: $13,045
Selected Areas With Potential Mark-to-Market Risk
SunTrust’s Loans Held for Sale and Trading Asset Structure
(As of 6/30/2007,  in millions)
(As of 6/30/2007,  in millions)
• There are mark-to-market exposures in certain areas of the loan warehouse, trading assets, and debt
• Current indications are that the negative marks from the loan warehouse and trading assets, offset by the positive mark on the debt portfolio, would have an estimated ($0.20) impact on 3Q 2007 EPS;
the actual impact will not be known until the third quarter is completed

19 Long-Term Growth Opportunities

Consumer
Lending
• Will introduce new investment platform in 2008, offering our enhanced asset allocation framework and a broader selection of investment managers in one convenient account
• 85% of STI Classic Equity and Fixed Income funds are in Lipper top 2 quartiles for year-to-date performance
• Retail investment income up 20% over 2006
Business
Banking
• Highest average loan spread across all LOB’s and 2
nd
highest deposit spread
• New segmentation model allows for more efficient relationship management and increased number of resources focused on client acquisition
• Q3 launch of enhanced Online Cash Manager provides positive pay functionality to help business owners combat fraud
DCM
High-Growth
Wealth and
Investment
Management
Segments
• Opened Charlotte and Chicago offices
• Improved talent and capacity with 100 new hires
• Cross-sales of capital markets products up 10% from 2006
Growth Opportunities
Selected 2007 Growth Drivers
• Focusing on maintaining and improving spreads through use of relationship pricing
• Streamlining back office processes to decrease time required to decision and close loans and to drive out costs

SunTrust Long-Term Financial Goals
5 Year Goal
1
Primary Performance
Metrics
• Executing LOB strategies in
the geographic units to
acquire, retain and expand
client relationships, leveraging
our operating model
differentiation
• Executing E
2
program and
continuing to focus on internal
productivity improvements to
reduce costs and create
investments for future growth
• Balancing our business mix,
optimizing risk-adjusted
returns and aligning
investments with the greatest
opportunities
How We Get There
1
Actual results could differ.  Please see slide 1 for a list of important factors that could cause actual results to differ.
2
Based on full-year, annual growth rates.
EPS Growth
2
Operating Leverage:
Revenue/Expense
Multiple
2
Revenue Growth
2
Tier 1 Capital
9-11%
1.5x
>7%
7.5%
Growth Opportunities
Long-Term Goals

22 Conclusion

•
A unique operating model coupled with an ideal high-growth footprint provides a strong platform for growth
•
Diversified and balanced business mix with strong distribution capabilities
•
Operates from a position of strength and stability in difficult operating environments through a disciplined approach to credit and liquidity risk management, as well as possessing a strong customer deposit and capital base
•
Expanded and accelerated E
2
Efficiency and Productivity initiatives
•
Focused on optimizing capital structure through continuation of balance sheet management and capital restructuring opportunities, as well as a strategic review of Coca-Cola stock holdings
•
Commitment to returning a high-level of earnings to shareholders, including a 20% dividend increase (2/13/2007) and share repurchases of $850M year-
to-date in 2007
Conclusion
An Attractive Investment Opportunity

Driving Shareholder Value
James M. Wells III
President and Chief Executive Officer
Mark A. Chancy
Corporate Executive Vice President and Chief Financial Officer
Lehman 2007 Financial Services Conference
September 11, 2007

25 Appendix

2Q 2007 Financial Performance
Income Statement
($ in millions, except per share data)
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Gain on Sale of Shares of Coke
Noninterest Income Excluding Coke Gain
Total Revenue (FTE)
Gain on Sale of Shares of Coke
Total Revenue (FTE) Excluding Coke Gain
Total Noninterest Expense
Provision for Income Taxes¹
Net Income Available to Common Shareholders
Gain on Sale of Shares of Coke, Net of Tax
Net Income Available to Common Shareholders
Excluding Coke Gain
Diluted Net Income Per Average Common Share
Impact of Excluding Gain on Sale of Shares of Coke
Diluted Net Income Per Average Common Share
Excluding Coke Gain ²
$1,220.0
104.7
1,154.6
234.8
919.8
2,374.6
234.8
2,139.8
1,251.2
312.6
673.9
145.6
528.3
1.89
(0.41)
1.48
2Q 2007
1%
89%
18%
-
4%
8%
-
2%
2%
15%
10%
-
(3)%
13%
-
(1)%
June 30, 2007 2Q 2006
% Change
Annualized
1Q 2007
3%
102%
32%
-
5%
15%
-
4%
3%
33%
24%
-
(3)%
27%
-
(1)%
11%
342%
126%
-
19%
60%
-
14%
5%
144%
124%
-
11%
125%
-
11%
1 Effective tax rate in 2Q 2007 was 31.45% versus 30.59% in 1Q 2007 and 30.10% in 2Q 2006 primarily due to taxes paid on Coke gain.
$2,408.2
161.1
2,033.5
234.8
1,798.7
4,441.7
234.8
4,206.9
2,487.2
542.3
1,187.8
145.6
1,042.3
3.33
(0.41)
2.92
June 30, 2006
% Change
2 Accelerated share repurchases of 8 million shares entered into in late May is partially reflected in 2Q 2007.
Six Months Ended

2Q 2007 Financial Performance
Balance Sheet
Real Estate 1-4 Family
Real Estate Construction
Real Estate Home Equity Lines
Real Estate Commercial
Commercial
Consumer – Direct
Consumer – Indirect
Total Loans
Total Securities Available for Sale
Total Earning Assets
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
(Average balances, $ in millions)
2Q 2007 % Change 2Q 2006
$    30,754.4
13,710.1
13,849.7
12,731.8
33,607.7
4,347.5
8,063.6
118,164.6
12,055.5
$  157,594.2
$    22,395.8
20,065.8
21,773.3
4,786.7
16,942.3
11,962.4
$    97,926.3
$    34,348.0
12,180.6
13,517.5
12,840.8
33,993.0
4,251.1
8,385.8
120,144.5
25,554.8
$  158,888.8
$    23,858.0
16,811.2
25,091.3
5,161.0
15,471.7
10,779.1
$    97,172.3
(10)%
13%
2%
(1)%
(1)%
2%
(4)%
(2)%
(53)%
(1)%
(6)%
19%
(13)%
(7)%
10%
11%
1%

2Q 2007 Financial Performance
Financial Ratios and Other Data
Return on Average Total Assets
Impact of Gain on Sale of Shares of Coke
Return on Average Total Assets Excluding Coke Gain
Return on Average Common Shareholders’ Equity
Impact of Gain on Sale of Shares of Coke
Return on Average Common Shareholders’ Equity
Excluding Coke Gain
Net Interest Margin
Efficiency Ratio
Impact of Gain on Sale of Shares of Coke
Efficiency Ratio Excluding Coke Gain
Tier 1 Capital Ratio
Annualized Total Net Charge-Offs to Total Average
Loans
1.16%
-
1.16%
12.10%
-
12.10%
3.02%
59.79%
-
59.79%
7.60%
0.21%
2Q 2007 1Q 2007
1.52%
(0.33)%
1.19%
15.51%
(3.35)%
12.16%
3.10%
52.69%
5.78%
58.47%
7.49%
0.30%
Diluted Average Common Shares
Outstanding (000s) 357,214
356,008
1 Accelerated share repurchases of 8 million shares entered into in late May is partially reflected in 2Q 2007.
1